                                                                    EXHIBIT 10.2

         THIS FIRST AMENDMENT TO SUBORDINATED CREDIT AGREEMENT (the "First Amendment") dated as of August 31, 1998, is among TRANSCOASTAL MARINE SERVICES, INC. (the "Borrower"), each of the lenders that is a signatory thereto or which becomes a signatory thereto (individually, together with its successors and assigns, a "Lender" and collectively, the "Lenders") and JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED PARTNERSHIP, agent for the Lenders (in such capacity, the "Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrower and Lenders entered into that certain Subordinated Credit Agreement (the "Subordinated Credit Agreement") dated as of October 28, 1997; and

         WHEREAS, the Borrower has entered into that certain Stock Purchase Agreement and Merger Agreement, dated as of August 1, 1998, among Borrower, TransCoastal Acquisition, Inc. (the "Acquisition Company"), Dickson GMP International, Inc., Dickson Marine, Inc., Dickson Nigeria, Ltd., Servicios y Construcciones Petroleras Ventura, C.A., Ventura Resources, Inc., and the Shareholders of the Dickson Group (the "Acquisition Agreement"); and

         WHEREAS, in connection with the Acquisition, the Borrower has requested and the Lenders have agreed to amend certain provisions of the Subordinated Credit Agreement; and

         WHEREAS, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined terms. All capitalized terms which are defined in the Subordinated Credit Agreement, but which are not defined in this First Amendment, shall have the same meanings as defined in the Subordinated Credit Agreement. Unless otherwise indicated, all sections referenced in this First Amendment refer to the Subordinated Credit Agreement.

         Section 2. Amendments to the Subordinated Credit Agreement.

2.1 Section 1.02 is amended by deleting in its entirety the definition of "Discretionary Amount."

2.2 Section 1.02 is amended by restating in its entirety the definition of "Applicable Margin" as follows:

"Applicable Margin" shall mean (i) one and one-fourth of one percent (1.25%) per annum with respect to Base Rate Loans; and (ii) three and three-fourths of one percent (3.75%) per annum with respect to Eurodollar Loans.

2.3 Section 1.02 is amended by restating in its entirety the definition of "Aggregate Maximum Credit Amounts" as follows:

"Aggregate Maximum Credit Amounts" at any time shall equal the sum of the Maximum Credit Amounts of the Lenders ($20,000,000), as the same may be reduced pursuant to Section 2.03(c).

2.4  Section 2.03 is restated in its entirety to read as follows:

         (a) The Aggregate Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Credit Amounts after adjustments resulting from reductions pursuant to Section 2.03(c) hereof or (ii) the Available Amount as determined from time to time.

         (b) The Available Amount as of the Effective Date shall be $20,000,000.

         (c) The Borrower shall have the right to terminate or to reduce the amount of either the Aggregate Maximum Credit Amounts at any time or from time to time upon not less than three (3) Business Days' prior notice to the Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Agent).

2.5      Section 8.01(h) is restated in its entirety to read as follows:

         (h) Promptly upon their becoming available, (i) monthly updates to the Borrower's annual budget and within 45 days after the end of each month, variance analysis and (ii) within 25 days after the end of each month, a report of the current backlog (including a summary of all contracts, amounts, dates, counterparties and type of work) as at the end of such month, in form and substance reasonably satisfactory to the Agent.

2.6      Section 9.07 is restated in its entirety to read as follows:

         Section 9.07 Limitation on Leases. Neither the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including capital leases), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Subsidiaries pursuant to all such leases or lease agreements to exceed $1,200,000 in any period of twelve consecutive calendar months during the life of such leases (excluding any leases in effect on August 31, 1998 that were entered into by Dickson GMP International, Inc., or any subsidiary thereof).

2.7      Section 9.12 is restated in its entirety to read as follows:

         The Borrower will not make any expenditures for fixed or capital assets (including the allocated principal portion of capital lease payments) if, after giving effect thereto, the aggregate of all such expenditures and amounts would exceed $7,000,000 during any fiscal year and provided any such expenditures in excess of $2,000,000 shall require the prior written approval of the Majority Lenders. To the extent approval for a capital expenditure has been obtained as aforesaid such expenditure shall not be included in the $7,000,000 limit.

2.8 Section 10.01 is amended by restating Section 10.01(j) in its entirety as follows:

         (j)(i) if any Person or Persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date hereof) shall, in the aggregate, directly or indirectly, control or own (beneficially or otherwise) more than 30% (by number of shares) of the issued and outstanding voting stock of the Borrower, or (ii) 50% of the individuals who, as of the date hereof, constitute the Borrower's board of directors (together with any new director whose election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's board of directors then in office; or

2.09 Subsection 10.01 is amended by redesignating Section 10.01(l) as Section 10.01(k) and inserting a new Section 10.01(l) as follows:

         (l) the Borrower fails to deliver, on or before September 14, 1998, a legal opinion, in form and substance satisfactory to the Agent from D'Amato & Lynch concerning the First Amendment.

2.10 Annex I to the Credit Agreement is deleted in its entirety and replaced with Annex I as set forth in Exhibit A hereto.

Section 3. Representations and Warranties. The Borrower hereby affirms that as of the date of execution and delivery of this First Amendment, except as affected by the transactions contemplated in this First Amendment, all representations and warranties contained in the Subordinated Credit Agreement are true and correct in all material respects as though made on and as of the date hereof and no Default or Event of Default shall have occurred and be continuing.

Section 4. Effectiveness. This First Amendment shall be effective, as of the date first written above, upon the satisfaction of the following conditions:

         (a) A certificate of the Secretary or Assistant Secretary of each of the Borrower and the Acquisitions Company setting forth (i) resolutions of its board of directors with respect to the authorizations of the Borrower and the Acquisition Company, as the case may be, to execute and deliver (x) this First Amendment and/or the other Loan Documents to which it is a party, and (y) the Acquisition Agreement, (ii) the officers of the Borrower and the Acquisition Company who are authorized to sign the Loan Documents to which Borrower or Acquisition Company is a party, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of the Acquisition Company, certified as being true and complete.

         (b) Certificates of the appropriate state agencies with respect to the existence, qualifications, and good standing of the Borrower and the Acquisition Company, and in the case of the Acquisition Company, the Certificate of Merger (as such term is defined in the Acquisition Agreement).

         (c) The Security Instruments described in Exhibit B, hereto duly completed and executed in sufficient number of counterparts for recording, if necessary.

         (d) A certificate of insurance coverage for the Acquisition Company, evidencing the insurance required pursuant to Section 7.19 of the Subordinated Credit Agreement.

         (e) Payment of the fee required under Section 6 hereof.

         (f) Execution and delivery of the Amended and Restated Note in the form set forth on Exhibit C.

         (g) Execution of the documents contemplated by the Acquisition
     Agreement.

(h) A copy of the letter from the Federal Trade Commission notifying the Borrower of the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

Section 5.  Reference to and Effect on Subordinated Credit Agreement.

(a) On or after the date first written above, each reference in the Subordinated Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Subordinated Credit Agreement in any certificate or other document or instrument delivered in connection therewith, shall mean and be a reference to the Subordinated Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Subordinated Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed.

Section 6. Restructuring Fee. The Borrower agrees to pay the restructuring fee as stated in the First Amendment to the Senior Credit Agreement in connection with the preparation, execution, and delivery of this First Amendment.

Section 7. Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

Section 8. No Oral Agreement. THIS WRITTEN FIRST AMENDMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO OTHER UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF. ALL CONTROVERSIES OR CLAIMS BETWEEN OR AMONG THE PARTIES HERETO SHALL BE DETERMINED IN THE MANNER PROVIDED IN THE SUBORDINATED CREDIT AGREEMENT.


                        [Signature Pages begin next Page]




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


The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:                   TRANSCOASTAL MARINE SERVICES, INC.


                                 By:
                                 Name:
                                 Title:


LENDER AND AGENT:                JOINT ENERGY DEVELOPMENT INVESTMENTS II
                                          LIMITED PARTNERSHIP


                                 By:  Enron Capital Management II Limited
                                                Partnership, its sole general
                                                partner

                                 By:  Enron Capital II Corp., its sole
                                                general partner


                                      By:
                                      Name:
                                      Title:




                               Signature Page - 1

                                    EXHIBIT A

                         LIST OF MAXIMUM CREDIT AMOUNTS


NAME OF LENDER                           PERCENTAGE SHARE                MAXIMUM CREDIT AMOUNT
--------------                           ----------------                ---------------------
Joint Energy Development
  Investments II Limited Partnership          100%                            $20,000,000




                                  Exhibit A-1

                                    EXHIBIT B



1. Pledge and Security Agreement (Bailment Agreement) executed by Acquisition Company covering stock

2.   First Amendment to Guaranty Agreement dated November 14, 1997

3. Security Agreement (Subordinated) executed by Acquisition Company covering accounts, etc.

4. Financing Statement executed by Acquisition Company with respect to item 3 above

5. First Supplement to Security Agreement (Stock) executed by the Borrower pledging the stock of Acquisition Company




                                  Exhibit B-1

                                    EXHIBIT C

                            AMENDED AND RESTATED NOTE


$20,000,000.00                                                   August 31, 1998


FOR VALUE RECEIVED, TRANSCOASTAL MARINE SERVICES, INC., a Delaware corporation
     (the "Borrower") hereby promises to pay to the order of JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED PARTNERSHIP (the "Lender"), at the account of JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED PARTNERSHIP, a Delaware limited partnership ("Agent"), at Citibank, N.A. 111 Wall Street, New York, New York, Account Number 4065-5378, ABA Number 021000089, the principal sum of Twenty Million Dollars ($20,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Subordinated Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Subordinated Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Subordinated Credit Agreement.

The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender.

This Note is the Amended and Restated Promissory Note referred to in the Credit
     Agreement dated as of October 28, 1997, as amended by the First Amendment to Credit Agreement dated as of August 31, 1998, among the Borrower, the Lenders which are or become party thereto (including Joint Energy Development Investments Limited Partnership, predecessor of the Lender) and the Agent thereunder (such Credit Agreement as the same may be amended or supplemented from time to time, the "Credit Agreement") and is issued in replacement of that certain Promissory Note dated October 28, 1997, executed by the Borrower and made payable to Lender (the "Prior Note"). Nothing herein contained shall be construed (a) to be a novation of the Prior Note or (b) to release, cancel, terminate or otherwise impair the status or priority of the liens or security for the Prior Note. Further, the Borrower acknowledges and agrees that this Note shall not be considered a new contract, and that all rights, titles, powers, liens, security interests and estates created by or under any security document or other agreement executed in connection with the Credit Agreement or securing the Prior Note shall continue without interruption in full force and effect. Capitalized terms used in this Note have the respective meanings assigned to them in the Subordinated Credit Agreement.


                                  Exhibit C-1

This Note is issued pursuant to the Subordinated Credit Agreement and is entitled to the benefits provided for in the Subordinated Credit Agreement and the Security Instruments. The Subordinated Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

THIS NOTE (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY
     HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

                                    TRANSCOASTAL MARINE SERVICES, INC.


                                    By:
                                    Name:
                                    Title:



                                  Exhibit C-2